UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 8, 2015

SPX CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-6948 (Commission File Number)	38-1016240 (IRS Employer Identification No.)

13320 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

NOT APPLICABLE

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 8, 2015, the Board of Directors (the “Board”) of SPX Corporation (the “Company”) appointed the executive officers of SPX Corporation to serve contingent on and effective upon completion of the Company’s previously announced spin-off of SPX FLOW, Inc., which is expected to become effective on September 26, 2015. The Board appointed Eugene Joseph Lowe, III as President and Chief Executive Officer of the Company and Scott William Sproule as Vice President, Chief Financial Officer and Treasurer of the Company, in both cases contingent on and effective upon completion of the spin-off.

Mr. Lowe, 47, has served as Segment President, Thermal Equipment and Services of the Company since 2013 and he was appointed an officer of SPX Corporation in 2014. He also served the Company as Segment President, Global Evaporative Cooling from 2010 to 2013, and Vice President of Global Business Development and Marketing, Thermal Equipment and Services from 2008 to 2010. Prior to joining SPX, Mr. Lowe held leadership positions with Milliken & Company, Lazard Technology Partners, Bain & Company, and Andersen Consulting.

Mr. Sproule, 45, has served as Segment Chief Financial Officer, Thermal Equipment and Services of the Company since 2014. He also served the Company as Segment Chief Financial Officer, Flow Technology from 2012 to 2014, Vice President of Corporate Finance from 2009 to 2012, Segment Chief Financial Officer, Test & Measurement from 2007 to 2009, and Assistant Corporate Controller from 2005 to 2007. Prior to joining SPX, Mr. Sproule held positions with Corning Incorporated, Eastman Kodak Company, and PricewaterhouseCoopers.

As of the date of this report, no new compensatory arrangements have been entered into with Messrs. Lowe and Sproule in connection with their appointments. Once determined, the material terms of such arrangements will be disclosed in a subsequent filing.

Contingent on and effective upon completion of the spin-off of SPX FLOW, Inc., the Company’s current executive officers will resign from their roles and cease to be employees. Christopher J. Kearney, the Company’s Chairman, President and Chief Executive Officer, Jeremy W. Smeltser, the Company’s Vice President and Chief Financial Officer, Robert B. Foreman, the Company’s Executive Vice President, Global Business Systems and Services, President, Asia Pacific, and J. Michael Whitted, the Company’s Vice President, Corporate Development, will resign from their roles with the Company, in each case contingent on and effective upon completion of the spin-off.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press Release issued September 14, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: September 14, 2015	By:	/s/ Stephen A. Tsoris
Stephen A. Tsoris
Vice President, Secretary
and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued September 14, 2015